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                                                                    Exhibit 10.f

                            REAFFIRMATION OF GUARANTY
                            -------------------------

         The undersigned guarantor of the Obligations of the Borrower to the Lender pursuant to a Corporate Guaranty Agreement dated August 28, 1997 ("Guaranty") does hereby acknowledge and consent to the transaction contemplated by the Amendment and reaffirms the covenants, representations and warranties in the Guaranty are absolute, unconditional and in full force and effect.

WITNESS:                                RONSON CONSUMER PRODUCTS
                                        CORPORATION

By:                                     By:
   ----------------------------            -------------------------------------
         Daryl K. Holcomb                  Louis V. Aronson, II
         Vice President                    President and Chief Executive Officer